As filed with the Securities and Exchange Commission on September 7, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

August 1, 2023

Dear Fellow Shareholder:

In the second quarter of 2023, the Matrix Advisors Value Fund added to its good start to the year, posting a positive mid-single-digit return. For the first six months of the year, the Matrix Advisors Value Fund was up low double digits, a strong six months by most measures but behind the technology-weighted S&P 500® Index. While the Value style has struggled in general this year, our Fund has been helped by its exposure to a number of the mega-cap technology stocks that have benefited from investor enthusiasm over advances in artificial intelligence (AI).

The Matrix Advisors Value Fund was up +5.07% in the second quarter compared to the S&P 500 Index's gain of +8.74%. For the first six months of the year, the Fund was up +13.42% versus a gain of + 16.89% for the S&P 500® Index.

Disclosure Note:

For your information, for the period ended June 30, 2023, the Fund's average annual total returns for the one-year, five-year, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were +12.99%, +13.95%, +9.08% and +9.14%, respectively. For the same periods, the returns for the S&P 500 Index were +19.59%, +14.60%, +12.31% and +12.86%.

Gross Expense Ratio:	1.16%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/23.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996, and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 6/30/23 was $79.03.

For the fiscal year (7/1/22 - 6/30/23), the Fund was up +12.99% versus the S&P 500® Index's gain of +19.59%.

Importantly, while the Fund has nice year-to-date gains, we think it has substantial additional upside. We expect some of 2023's lagging sectors like Financials, Healthcare, and Industrials to make meaningful contributions to the Fund's upside in the back half of the year.

During the quarter, we started a new position in United Health Group. The company is a leader in the healthcare industry and its strong profit and earnings growth record has often been rewarded in the market with a premium

MATRIX ADVISORS
VALUE FUND, INC.

multiple. The stock falls out of favor periodically when investors become concerned about political, regulatory, reimbursement, legal, and healthcare inflation risks. We view the stock's recent underperformance as an opportunity to invest in a very high-quality company at an attractive price.

We also added to the position in L3Harris with proceeds from several modest scale-backs.

The largest sector weightings in the Fund's portfolio on June 30 continue to be Technology, Financials, and Healthcare.

We believe the Fund's portfolio is well positioned for the second half of the year as the businesses are operating at a very high level with strong earnings and cash flows, yet it sells at a very attractive valuation. On June 30, the average P/E multiple of the Fund's portfolio was 17.6x and 15.3x on 2023 and 2024 estimated earnings1, discounts to the S&P 500 Index's 20.3x and 18.1x estimated P/Es. The median P/E is even more compelling at a compelling 15.1x and 12.8x 2023 and 2024 estimated earnings.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Value Strategy investment strategy that involves picking stocks that appear to be trading for less than their intrinsic or book value.

Financials a section of the economy made up of firms and institutions that provide financial services to commercial and retail customers.

Health Care all businesses involved in the provision and coordination of medical and related goods and services.

Information Technology businesses that sell goods and services in electronics, software, computers, artificial intelligence, and other industries related to information technology (IT).

1  Source: Bloomberg

MATRIX ADVISORS
VALUE FUND, INC.

Industrials Companies that manufacture machinery, handheld tools, and industrial products. This sector also includes aerospace and defense firms as well as companies engaged in transportation and logistics services.

Mega cap is a designation for the largest companies in the investment universe as measured by market capitalization.

Artificial Intelligence the ability of a digital computer or computer-controlled robot to perform tasks commonly associated with intelligent beings.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

TOP TEN HOLDINGS AS OF JUNE 30, 2023:
Microsoft Corporation	7.6%
Alphabet Inc. Class C.	6.0%
Apple Inc.	5.5%
J.P. Morgan Chase & Co.	4.3%
Booking Holdings Inc.	4.0%
Amazon.com, Inc.	4.0%
FedEx Corp.	3.9%
TE Connectivity Ltd.	3.8%
PayPal Holdings, Inc.	3.8%
Goldman Sachs Group, Inc.	3.8%

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

(Unaudited)

	Average Annualized Total Return Periods Ended June 30, 2023
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	12.99%	13.95%	9.08%
S&P 500 Index*	19.59%	14.60%	12.31%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index ten years ago. All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com.

*  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
VALUE FUND, INC.

(Unaudited)

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2023 and Annual Review

The S&P 5002 continued its 2023 rally in the second quarter, rising by 8.7%. The return for the first six months of the year was up 16.9%. The index's gain in the second quarter and year-to-date through June 30 has been driven by a small number of technology stocks with outsized increases ("the magnificent seven") rebounding from 2022's sharp selloff and boosted by investor enthusiasm for stocks that are expected to benefit from advances in artificial intelligence (AI). The remaining 493 stocks in the S&P 500 were only modestly higher year-to-date, through June 30. Below is a chart that highlights this divergence3.

y-axis- based on hypothetical $100 initial investment

Growth stocks4 led the market higher in the second quarter and year-to-date through June 30, with the broader market and stocks with higher dividends lagging. Among market sectors, Technology, Consumer Discretionary, and Communications Services stocks have been the best performers while Energy, Utilities, and Healthcare have been the worst-performing sectors. This is the opposite of the leaderboard in 2022.

2  All references to the stock market are the S&P 500® Index unless otherwise noted.

3  Source: Goldman Sachs 12/31/22 - 6/1/23, updated by Matrix through 6/30/23.

4  Source: This and future references to Sector or Asset class specific returns are from J.P. Morgan Market Insights "Guide to the Markets®" US 3Q/2023 as of June 30, 2023

MATRIX ADVISORS
VALUE FUND, INC.

During the second quarter, the Federal Reserve raised interest rates by another 0.25%, increasing the Fed Funds rate at their May meeting of calendar year 2023 to 5.00% - 5.25%. The Fed left the Fed Funds rate unchanged at their June meeting but left open the possibility of one or two more interest rate hikes before calendar year-end.

Oil and many other commodities have declined this year, a surprising development for those who expected a rebound following China's post-Covid economic reopening, OPEC's decision to reduce oil production, and the ever-present threat of supply disruption from the war in Ukraine. In the U.S., the crude oil price benchmark ended the quarter at $69.86 per barrel, down from $80.16 on 12/31/22. International oil prices have fallen for four quarters in a row5, and the S&P GSCI Commodities Index is down about 9% this year6.

Market Outlook

We remain optimistic about the stock market's prospects for the balance of the year, even in the face of significant economic and geopolitical uncertainty. Though the economy is showing some signs of deceleration after the Fed's rapid increase in interest rates over the past 15 months, and the resumption of student loan payments later this year is likely to slow consumer spending, the economy has proved to be more resilient than many expected. With the job market remaining strong, government spending elevated, consumer credit in good shape, and consumer confidence at an 18-month high, we believe the economic slowdown will be manageable, and we do not expect a significant recession.

If the economy avoids a significant recession and the Fed completes its interest rate increase cycle this year, we believe the market will quickly shift its focus to the next period of economic growth, which should be bullish for stocks.

Coming into 2023, we believed last year's stock market decline left the overall market and many individual stocks at attractive price levels, as investors overly discounted a significant downside case for stocks and the economy. We also believed many of the weakest-performing sectors in 2022 were poised to bounce back this year in a market rotation. Returns in the first half of 2023 suggest this has most likely played out.

Looking forward, however, we expect the stock market rally to broaden. We don't believe that the performance difference between the market's favorite few Technology stocks and the rest of the market will continue and expect the performance gap to narrow as the AI mania subsides and investors increasingly focus on the relative attractiveness of many stocks with good business fundamentals that have been left behind. We expect some of the laggards in the first half of 2023, like Financials, Healthcare, and Industrials, to make meaningful contributions to the market's upside in the back half of the year.

One very bullish signal for our Fund's holdings is the level of insider buying. Insider buying activity during 2023 for companies in the Fund's portfolio at 16.7% was at the highest level in many years.

5  Source: Barron's June 30, 2023, Oil is on Track for Record losing Streak.

6  Source: Barron's July 3, 2023, Stocks are Running Hot. Your Portfolio Needs a Tuneup.

MATRIX ADVISORS
VALUE FUND, INC.

While corporate insiders have many reasons to sell shares they own, they primarily buy based on a belief that the stock is attractively priced with favorable prospects. Insiders generally have the best insight into their company's prospects, and academic studies have highlighted the excess returns that can follow healthy insider buying. We believe this elevated level of insider buying strongly supports our bullish outlook for these stocks and the Fund's portfolio.

Finally, the inflation outlook is showing signs of significant improvement, and we believe that the Fed is nearing the end of its rate hiking this cycle, which should be positive for corporate earnings and stock prices. Reported inflation and inflation expectations data have improved meaningfully, although not in a straight line, with most Covid-related manufacturing and distribution logistics issues resolved. The Fed paused its rate increases in June, but its statement on future monetary policy was hawkish and will likely evolve based on additional inflation and employment data. While the Fed may increase the Fed Funds rate one or even two more times for insurance, we believe they are near the end of raising interest rates for this cycle.

Below is a chart showing the decline in the Consumer Price Index over the past 12 months. The May CPI was up +0.1% (annualized up +1.5%), with the 3-month annualized rate at +2.2% and the 6-month annualized rate at +3.2%.

Figure 3. Annualized Growth Rates of Total CPI

MATRIX ADVISORS
VALUE FUND, INC.

Fund Annual Fiscal Year Review

For the fiscal year (7/1/22 - 6/30/23), the Fund was up +12.99% versus the S&P 500 Index's gain of +19.59%. Over the 1 year, all portfolio sectors contributed to the Fund's positive double-digit return, led by Technology, Consumer Discretionary, Communications Services, and Financials. The Industrial and Materials sectors provided the smallest contributions to the Fund's return over the period.

The primary reason the Fund's performance lagged the S&P 500's return over the 12 months was the relative underperformance of its Technology holdings versus the benchmark's Technology weighting. As noted in the paragraph above, the Fund's Technology holdings were the largest contributors to its performance, just not as strong as the benchmark's.

Second Quarter and YTD Review and Outlook

In the second quarter of 2023, the Fund (MAVFX) added to its good start to the year, posting a positive mid-single-digit return. For the first six months of the year, the Fund was up +13.42%, behind the technology-weighted S&P 500®'s +16.89% gain.

The Fund's results were led by many of last year's fallen angels, like Amazon, Apple, Alphabet, Meta Platforms, and Microsoft.

The Value style has struggled in general this year, but the Fund has done well versus other Value funds because it has some exposure to the mega-cap Technology stocks caught up in the AI rally.

Importantly, while the Fund has nice year-to-date gains, we think it has substantial additional upside. We expect some of the recent laggards in the Financials, Healthcare, and Industrials sectors to make meaningful contributions to the Fund's upside in the back half of the year.

During the quarter, we started a new position in United Health Group, a healthcare company with two businesses – UnitedHealthcare, the nation's largest health insurer, and Optum, a provider of medical services including primary care, urgent care, outpatient surgical centers, and pharmacy management. The company is a leader in the healthcare industry, and its strong profit and earnings growth record has often been rewarded in the market with a premium multiple. The stock falls out of favor periodically when investors become concerned about political, regulatory, reimbursement, legal, and healthcare inflation risks. We view the stock's recent underperformance as an opportunity to invest in a very high-quality company at an attractive price.

We also added to the Fund's position in L3Harris with proceeds from several modest scale-backs.

The largest sector weightings in the Fund's portfolio on June 30 continue to be Technology, Financials, and Healthcare.

Technology stocks have been a key contributor to returns in 2023 after last year's bear market left many of these stocks at compelling prices. We think this performance can continue, but likely at a more measured pace in the second half of 2023. We believe some laggards in the recent melt-up, like Cisco Systems, PayPal, and Qualcomm are poised to excel in upcoming periods.

MATRIX ADVISORS
VALUE FUND, INC.

Our Financials are trading at cyclically low valuations as a result of significant short-term overhangs, and we believe they are due for meaningful multiple expansion. The recent Fed stress test results and subsequent dividend increases highlight the strength of the banking group overall and the stocks the Fund owns. Insider buying in Financials is well above average in the Advisor's experience and is another data point that strongly supports our upbeat outlook for this sector.

After its very strong relative 2022 performance, Healthcare stocks have been one of 2023 weakest sectors. We believe this will likely be a pause that refreshes, and we are very upbeat about their prospects for the balance of the year.

On June 30, the average P/E multiple of the Fund's portfolio was 17.6x and 15.3x on 2023 and 2024 estimated earnings, with discounts to the S&P 500's 20.3x and 18.1x estimated P/Es for the same periods. The median P/E is at a compelling 15.1x and 12.8x 2023 and 2024 estimated earnings.

After a good start in the first half of 2023, we remain confident that this will be a good year for stocks and that the Fund's portfolio is well-positioned to add to its first half of 2023 gains. Its companies showed solid operating performance vs. expectations in their recent quarterly reports, even as the economic environment becomes more challenging, and they trade at very attractive valuations. We expect stocks that lagged in the first part of the year to lead the Fund's portfolio higher as the year progresses.

If you have any questions about any parts of this commentary, please do not hesitate to call. Thank you for your continued confidence in the Matrix team.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/23)	$1,000.00	$1,000.00
Ending Account Value (6/30/23)	$1,134.20	$1,019.89
Expenses Paid During Period(1)	$5.24	$4.96

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	29.2%
Information Technology	23.6%
Health Care	15.7%
Communication Services	15.1%
Consumer Discretionary	9.5%
Industrials	6.0%
Materials	0.9%
Total Investments	100.0%
Other Assets(1)	0.0%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2023.

(1)  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2023

SHARES	VALUE
COMMON STOCKS - 100.0%
AEROSPACE/DEFENSE: 2.1%
6,050 L3Harris Technologies, Inc.	$1,184,409
BANK (MONEY CENTER): 4.3%
16,700 JPMorgan Chase & Co.	2,428,848
BANK (PROCESSING): 3.0%
38,400 The Bank Of New York Mellon Corp.	1,709,568
BANK (SUPER REGIONAL): 7.6%
13,150 The PNC Financial Services Group, Inc.	1,656,243
30,920 US Bancorp	1,021,597
38,600 Wells Fargo & Co.	1,647,448
4,325,288
BIOTECHNOLOGY: 2.1%
15,450 Gilead Sciences, Inc.	1,190,731
BUSINESS SUPPORT SERVICES: 3.8%
32,300 PayPal Holdings, Inc.*	2,155,379
CABLE TV: 3.6%
49,500 Comcast Corp. - Class A	2,056,725
CHEMICALS: 0.9%
1,650 Air Products and Chemicals, Inc.	494,224
COMPUTER AND PERIPHERALS: 5.6%
16,300 Apple, Inc.	3,161,711
COMPUTER SOFTWARE AND SERVICES: 7.6%
12,750 Microsoft Corp.	4,341,885
CONSUMER DISCRETIONARY (MULTI-MEDIA): 1.7%
59,450 Paramount Global - Class B	945,850
DATA PROCESSING: 3.1%
13,800 Fiserv, Inc.*	1,740,870

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2023 – Continued

SHARES	VALUE
DRUG: 2.6%
10,900 AbbVie, Inc.	$1,468,557
DRUG STORE: 2.4%
20,000 CVS Health Corp.	1,382,600
ELECTRICAL COMPONENT: 3.8%
15,500 TE Connectivity Ltd.	2,172,480
HOTELS, RESTAURANTS & LEISURE: 4.0%
850 Booking Holdings, Inc.*	2,295,280
INSURANCE CARRIERS: 0.6%
730 UnitedHealth Group, Inc.	350,867
INTERNET: 9.8%
28,425 Alphabet, Inc. - Class C*	3,438,572
7,475 Meta Platforms, Inc. - Class A*	2,145,176
5,583,748
INTERNET (RETAIL): 5.5%
17,450 Amazon.com, Inc.*	2,274,782
19,000 eBay, Inc.	849,110
3,123,892
MEDICAL SUPPLIES: 5.2%
4,850 Becton Dickinson & Co.	1,280,448
11,700 Zimmer Biomet Holdings, Inc.	1,703,520
2,983,968
PRECISION INSTRUMENTS: 2.7%
3,000 Thermo Fisher Scientific, Inc.	1,565,250
SECURITIES BROKERAGE: 7.5%
24,750 Morgan Stanley	2,113,650
6,675 The Goldman Sachs Group, Inc.	2,152,954
4,266,604

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

June 30, 2023 – Continued

SHARES	VALUE
SEMICONDUCTOR: 3.0%
14,200 QUALCOMM, Inc.	$1,690,368
TELECOMMUNICATIONS (EQUIPMENT): 3.6%
40,000 Cisco Systems, Inc.	2,069,600
TRANSPORTATION - SERVICES: 3.9%
8,850 FedEx Corp.	2,193,915
TOTAL COMMON STOCKS (Cost $30,674,695)	$56,882,617
SHORT-TERM INVESTMENTS - 0.1%
35,893 First American Government Obligations Fund, Class X - 5.01%**	35,893
TOTAL SHORT-TERM INVESTMENTS (Cost $35,893)	$35,893
TOTAL INVESTMENTS (Cost $30,710,588): 100.1%	56,918,510
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%	(41,849)
TOTAL NET ASSETS: 100.0%	$56,876,661

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At June 30, 2023

ASSETS:
Investments in securities, at value (cost $30,710,588)	$56,918,510
Receivables:
Dividends and interest	34,781
Investments sold	27,936
Fund shares sold	725
Prepaid expenses	16,842
Total assets	56,998,794
LIABILITIES:
Payables:
Due to advisor	33,914
Fund shares purchased	31,000
Accrued expenses:
Audit fees	20,800
Fund administration fees	13,468
Reports to shareholders	8,380
Accounting fees	4,923
Transfer agent fees	3,178
Custody fees	2,273
Other expenses	4,197
Total liabilities	122,133
NET ASSETS	$56,876,661
Number of shares authorized	30,000,000
Number of shares, $0.01 par value, issued and outstanding	719,691
Net Asset Value, Offering Price and Redemption Price Per Share	$79.03
COMPONENTS OF NET ASSETS:
Paid in capital	$30,432,212
Total distributable earnings	26,444,449
Net Assets	$56,876,661

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Year Ended June 30, 2023

INVESTMENT INCOME
INCOME
Dividends	$1,058,642
Interest	2,085
Total income	1,060,727
EXPENSES
Advisory fees	405,671
Fund administration fees	78,735
Transfer agent and accounting fees	54,593
Professional fees	46,793
Federal and state registration fees	30,646
Reports to shareholders	14,417
Custody fees	13,185
Director fees	8,978
Other expenses	10,274
Total expenses	663,292
Less: Expense reimbursement by advisor	(127,806)
Net expenses	535,486
Net investment income	525,241
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(166,636)
Net change in unrealized appreciation/depreciation on investments	6,290,755
Net realized and unrealized gain on investments	6,124,119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,649,360

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2023	YEAR ENDED JUNE 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$525,241	$557,692
Net realized gain (loss) on investments	(166,636)	2,067,990
Net change in net unrealized appreciation/depreciation on investments	6,290,755	(11,746,714)
Net increase (decrease) in net assets resulting from operations	6,649,360	(9,121,032)
NET DISTRIBUTIONS TO SHAREHOLDERS	(2,493,445)	(7,421,511)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	732,493	5,163,078
Proceeds from reinvestment of distributions	2,087,636	6,856,128
Cost of shares redeemed	(2,938,825)	(7,864,229)
Net increase (decrease) from capital share transactions	(118,696)	4,154,977
Total increase (decrease) in net assets	4,037,219	(12,387,566)
NET ASSETS
Beginning of year	52,839,442	65,227,008
End of year	$56,876,661	$52,839,442
CHANGE IN SHARES
Shares outstanding, beginning of year	719,127	677,340
Shares sold	9,661	53,838
Shares issued on reinvestment of distributions	30,077	76,180
Shares redeemed	(39,174)	(88,231)
Shares outstanding, end of year	719,691	719,127

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$73.48	$96.30	$64.74	$68.01	$70.38
Income (loss) from investment operations:
Net investment income(a)	0.73	0.78	0.87	1.12	0.95
Net realized and unrealized gain (loss) on investments	8.33	(12.88)	33.05	(1.37)	1.84
Total from investment operations	9.06	(12.10)	33.92	(0.25)	2.79
Less distributions:
Dividends from net investment income	(0.60)	(0.78)	(1.49)	(0.67)	(0.90)
Distributions from net realized gain	(2.91)	(9.94)	(0.87)	(2.35)	(4.26)
Total distibutions	(3.51)	(10.72)	(2.36)	(3.02)	(5.16)
Net asset value, end of year	$79.03	$73.48	$96.30	$64.74	$68.01
Total return	12.99%	(14.61)%	53.33%	(0.82)%	5.25%
Ratios/supplemental data:
Net assets, end of year (millions)	$56.9	$52.8	$65.2	$48.1	$53.6
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.23%	1.16%	1.21%	1.23%	1.19%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.73%	0.68%	0.87%	1.44%	1.19%
After expense reimbursement	0.97%	0.85%	1.09%	1.68%	1.39%
Portfolio turnover rate	22%	23%	24%	28%	22%

(a)  Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The Fund's investment objective is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ"), are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor and valuation designee, in accordance with procedures approved by the Board of Directors (the "Board") of the Fund under Rule 2a-5 of the 1940 act. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020 – 2022), or expected to be taken in the Fund's 2023 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $2,750,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the year ended June 30, 2023, the Fund did not borrow under the Loan Agreement.

H.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies. The Fund was required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The fund has adopted procedures in accordance with Rule 18f-4.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices. Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The fund has adopted procedures in accordance with Rule 2a-5.

I.  Subsequent Events.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no events have occurred that require disclosure in these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the year ended June 30, 2023 the Fund accrued $405,671 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2023 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is entitled to recoup fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of: (i) the expense limitation in effect at the time of the waiver and/or the expense payment or (ii) the expense limitation in place at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

Any such reimbursement will be reviewed by the Fund's Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

For the year ended June 30, 2023, the Advisor waived $127,806 in advisory fees. At June 30, 2023, the cumulative amount available for reimbursement that has been paid and/or waived is $358,184. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2024	2025	2026
$119,038	$111,340	$127,806

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $4,000 during the year ended June 30, 2023 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2023, are as follows:

	Purchases	Sales
Common Stock	$11,895,553	$13,867,870

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$30,710,588
Gross tax unrealized appreciation	27,024,478
Gross tax unrealized depreciation	(816,556)
Net tax unrealized appreciation on investments	26,207,922
Undistributed ordinary income	408,116
Undistributed long-term capital gains	—
Total Distributable Earnings	408,116
Other accumulated gains (losses)	(171,589)
Total Accumulated Earnings/Losses	$26,444,449

There are no differences between book basis and tax basis.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2023, the Fund had no permanent differences that were reclassified between paid-in capital and distributable earnings.

As of June 30, 2023, the Fund had no short term loss carryover or long term loss carryover. These losses may offset future capital gains for federal income tax purposes. The Fund had $171,589 of post-October losses, which are deferred until fiscal year 2024 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2023, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:

	June 30, 2023	June 30, 2022
Distributions Paid From:
Ordinary Income*	$426,230	$2,436,914
Long-Term Capital Gain	$2,067,215	$4,984,597
	$2,493,445	$7,421,511

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2023.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$56,882,617	$—	$—	$56,882,617
Total Equity	$56,882,617	$—	$—	$56,882,617
Short-Term Investments	$35,893	$—	$—	$35,893
Total Investments in Securities	$56,918,510	$—	$—	$56,918,510

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements, Continued

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operations and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Value Fund, Inc. (the "Fund"), including the schedule of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 1999.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2023

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Securities and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

TAX NOTICE

The percentage of dividend income distributed for the year ended June 30, 2023, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2023, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Director
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (1996 to present).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Independent Directors
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Director	Since 1997	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Independent Directors, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Director and Chairman	Since 1997	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Director	Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Since 2000	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Since 2006	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Director	Other Directorships Held by Director
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).	N/A	N/A
Jacqueline Mandel 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1964)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since 2022

Chief Compliance Officer of the Advisor (February 2022 to present); Marketing Consultant of the Advisor (July 2021 to January 2022); Investment Management Sales Associate of Arrow Partners, Inc. (a third-party marketing firm) (January 2021to January 2022); Analyst of Knightspoint Partners LLC (an investment firm) (2018 to 2020); Independent Consultant of Berens Capital Management, LLC (an investment firm) (November 2017 to January 2018); and Research Associate of Moisson Partners Inc. (a consulting firm) (2016 to February 2018).

				N/A	N/A

*  "Interested person" of the Fund as that term is defined under the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and a series of Matrix Advisors Funds Trust.

†  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date of a Director's death, resignation or retirement, or a Director is removed by the shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
777 E Wisconsin Ave
Milwaukee, WI 53202

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

June 30, 2023

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$18,000	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$2,800	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(a)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	9/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	9/7/2023